UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                         Pursuant to Section 13 or 15(d)
                                     of the
                         Securities Exchange Act of 1934

      Date of Report (Date of Earliest Event Reported): September 23, 2005

                          Dynamic Materials Corporation
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

                  0-8328                                84-0608431
         (Commission File Number)                    (I.R.S. Employer
                                                     Identification Number)

                                 (303) 655-5700
              (Registrant's Telephone Number, Including Area Code)

                5405 Spine Road, Boulder, Colorado                 80301
         (Address of Principal Executive Offices)                (Zip Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
  |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b))
  |_| Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))
  |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.133-4(c))


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ITEM 7.01 REGULATION FD DISCLOSURE

          On September 23, 2005, Dynamic Materials Corporation, a Delaware corporation (the "Company"), issued a press release announcing that the Board of Directors of the Company has approved a two-for-one split of the Company's common stock in the form of a dividend.

          The foregoing description of the press release is qualified in its entirety by reference to the press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

          (c) Exhibits.

Exhibit 99.1. Press Release, dated September 23, 2005.


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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    DYNAMIC MATERIALS CORPORATION


                                    By:   /s/ Richard A. Santa
                                        ----------------------------------------
                                         Richard A. Santa
                                         Vice President and Chief Financial
                                         Officer



Dated:  September 26, 2005




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                                INDEX TO EXHIBITS

Number          Description
------          -----------
Exhibit 99.1.   Press Release, dated September 23, 2005.